March 2, 2012

PRAXIS MUTUAL FUNDS

SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

NOTICE OF CHANGE IN PORTFOLIO MANAGEMENT OF THE

PRAXIS INTERNATIONAL FUND

NOTICE OF CHANGE IN PORTFOLIO MANAGEMENT

Effective March 1, 2012, Jeff Everett and Dale Winner will replace Francis X. Claró, CFA as Portfolio Manager for the Praxis International Fund.

Accordingly, the following sections should be revised as detailed below.

1.      “Portfolio Manager” on Page 16 of the Prospectus

Former Praxis International Fund Portfolio Manager:

Francis X. Claró, CFA®, has served as portfolio manager of the Fund since July 31, 2007.

New Praxis International Fund Portfolio Managers:

Jeffrey Everett, CFA and Dale Winner, CFA have served as co-portfolio managers of the Fund since March 1, 2012.

2.      “Portfolio Managers” on Page 78 of the Prospectus

Former Praxis International Fund Portfolio Manager:

International Fund

Francis X. Claró, CFA®

• Francis X. Claró has more than 21 years of investment experience and has managed the Fund since July 31, 2007. He joined Wells Capital Management Incorporated (“WellsCap”) the predecessor sub-adviser to the International Fund, in 1994 and has managed the International Small Cap Equity team for WellsCap or one of its predecessor firms since 1994. Prior to joining WellsCap, he served as an Investment Officer with the Inter-American Investment Corporation and as a Senior Consultant for Price Waterhouse’s International Consulting. He received a bachelor’s degree in business from ESADE in Barcelona, Spain in 1983, an masters degree in economics from the London School of Economics (United Kingdom) in 1984, and an MBA from the Harvard Business School (Boston, Mass.) in 1991. He is a CFA® charterholder.

New Praxis International Fund Portfolio Managers:

International Fund

Jeffrey Everett

• Jeffrey Everett is jointly responsible for managing the Praxis International Fund. Mr. Everett joined Wells Capital in 2012, where he is a Senior Portfolio Manager. Prior to joining Wells Capital, Mr. Everett was a managing member at EverKey Global Partners, an investment firm he co-founded in 2007. He is a CFA® charterholder.

Dale Winner

• Dale Winner is jointly responsible for managing the Praxis International Fund. Mr. Winner joined Wells Capital in 2012, where he is a Portfolio Manager. Prior to joining Wells Capital, Mr. Winner was a Partner and portfolio manager at EverKey Global Partners, an investment firm he co-founded in 2007. He is a CFA® charterholder.

3.      “Portfolio Managers” on Page 33 of the Statement of Additional Information

Former Praxis International Fund Portfolio Managers:

The portfolio manager of WellsCap primarily responsible for the day-to-day management of the International Fund’s investments is Francis X. Claró. Mr. Claró became portfolio manager of the International Fund on July 31, 2007. In addition to this Fund, Mr. Claró manages other accounts on behalf of the Sub-Adviser. The table below indicates the accounts over which Mr. Claró has day-to-day investment responsibility. All information in the table is as of December 31, 2010. For purposes of the table, “Other Accounts” may include separately managed accounts for various institutional clients, including, without limitation, pension plans, charitable organizations and public authorities.

Other Accounts Managed by the Portfolio Manager
Francis X. Claró	Registered Investment Companies: seven accounts with total assets of approximately $1,412 million
Registered Investment Companies: seven accounts with total assets of approximately $1,412 million
Other Accounts: 15 accounts with total assets of approximately $344 million

New Praxis International Fund Portfolio Managers:

The portfolio managers of WellsCap primarily responsible for the day-to-day management of the International Fund’s investments are Jeffrey Everett and Dale Winner. Messrs. Everett and Winner became co-portfolio managers of the International Fund on March 1, 2012. In addition to this Fund, Messrs. Everett and Winner manage other accounts on behalf of the Sub-Adviser. The tables below indicate the accounts over which Messrs. Everett and Winner have day-to-day investment responsibility. All information in the table is as of January 31, 2012. For purposes of the table, “Other Accounts” may include separately managed accounts for various institutional clients, including, without limitation, pension plans, charitable organizations and public authorities.

Name	Other Accounts Managed by the Portfolio Manager
Jeffrey Everett	Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

Dale Winner	Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: None

All additional references in the Statement of Additional Information to Mr. Claró should be replaced with Messrs. Everett and Winner.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE